INVESTOR PRESENTATION Symbol: SRCE www.1stsource.com

FORWARD-LOOKING STATEMENT DISCLOSURE PAGE 2 Except for historical information, the matters discussed may include “forward-looking statements.” Generally, words such as “believe,” “possible,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “contemplate,” “seek,” “plan,” “assume,” “targeted,” “continue,” “remain,” “should,” “indicate,” “would,” “may” indicate forward-looking statements. Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP Financial Measures In addition to the results presented in accordance with generally accepted accounting principles in the United States of America, this presentation contains certain non-GAAP financial measures. 1st Source Corporation believes that providing non-GAAP financial measures provides investors with information useful to understanding our financial performance.

CORPORATE OVERVIEW $5.4 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Personal and business banking, payment services, lending, mortgage, and leasing ■ Investment management, trust and estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, charter buses, and funeral cars ■ Truck rental and leasing PAGE 3

MARKET AREA Specialty Finance Loans: $2.2 billion Community Bank Loans: $2.1 billion As of June 30, 2016 PAGE 4

BUSINESS MIX (LOANS AND LEASES) Personal Community Banking 30% Business Community Banking 70% Specialty Finance 50% 50% As of June 30, 2016 PAGE 5

COMMUNITY BANKING ■ 80 Banking Centers ■ 102 Twenty-four hour ATMs ■ 10 1st Source Insurance offices ■ 8 Trust & Wealth Management locations with approximately $4 billion of assets under management In person Online Over the phone Mobile PAGE 6

COMMUNITY BANKING MARKET AREA 17 – County Market Market Households 794,417 Client Households 100,978 Penetration 12.7% Businesses (approx) 74,600 Business Clients 14,761 Penetration 19.8% As of December 31, 2015 Higher Education Steel Production Regional Medical Hub Medical Devices Agriculture Distribution Hub Recreational Vehicle Manufacturing PAGE 7

SPECIALTY FINANCE GROUP SERVICES Aircraft Division— $823MM Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Auto and Light Truck Division — $458MM Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, charter buses, funeral cars, etc. Construction Equipment Division— $484MM Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Medium and Heavy Duty Truck Division — $274MM The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills As of June 30, 2016 PAGE 8

EXPERIENCED AND PROVEN TEAM Executive Team ■ 6 executives with an average 37 years each of banking experience and 24 years with 1st Source Business Banking Officers ■ 37 business banking officers with an average 21 years each of lending experience and 11 years with 1st Source Specialty Finance Group Officers ■ 26 specialty finance officers with an average 28 years each of lending experience and 12 years with 1st Source PAGE 9

PAGE ELEVEN PERFORMANCE – CLIENT ■ #1 deposit share in our 15 contiguous county market ■ #1 SBA Lender in every county where located ■ #2 SBA Lender in State of Indiana ■ Best Branch Service in the Midwest – MSR Group ■ Indiana SBA Community Lender Award – 2013 - 2015 ■ Michiana’s Best Bank for Business – Northwest Indiana Business Quarterly ■ Michiana’s Best Company to Work For – Northwest Indiana Business Quarterly ■ Michiana’s Best Bank for Customer Service – Northwest Indiana Business Quarterly ■ One of the Highest Customer Advocacy Scores among banks in Midwest – APECS, 2015 PAGE 10

FINANCIAL REVIEW PAGE 11

DIVERSIFIED & GROWING LOAN PORTFOLIO 3079 3209 3434 3640 3837 4057 5.33 5.02 4.69 4.42 4.39 4.30 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 2011 2012 2013 2014 2015 2016 YTD Loans & Leases Yield on Loans & Leases (%) Total Average Loans & Leases ($MM) Average Loans By Type (6/30/16) PAGE 12

STRONG CREDIT QUALITY PAGE 13 2.64% 2.50% 2.35% 2.31% 2.21% 2.20% 2011 2012 2013 2014 2015 2016 % of Net Loans and Leases Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs / (Recoveries) Stable Reserves 2.28% 1.25% 1.29% 1.13% 0.50% 0.49% 2011 2012 2013 2014 2015 2016 Improving Credit Quality 0.27% 0.13% 0.02% 0.06% (0.02%) (0.02%) 2011 2012 2013 2014 2015 2016 Limited Losses YTD YTD YTD

ATTRACTIVE CORE DEPOSIT FRANCHISE 3555 3574 3701 3778 3961 4227 0.87 0.61 0.45 0.30 0.29 0.36 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 2011 2012 2013 2014 2015 2016 Deposits Effective Rate on Interest- bearing Deposits (%) Total Average Deposits ($MM) Average Deposits By Type (YTD 6/30/16) PAGE 14 YTD

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 June 09 June 10 June 11 June 12 June 13 June 14 June 15 1st Source Chase Lake City Bank Wells Fargo Fifth Third PNC *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2015 13.66% 9.59% 8.67% 8.04% 5.22% 5.21% Data as of June 2015 – FDIC (via SNL Financial) Leading Market Share in Community Banking Markets ($000) PAGE 15

48.20 49.63 54.96 58.07 57.49 29.14 28.30 1.78 1.83 2.03 2.17 2.17 1.10 1.08 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $0 $10 $20 $30 $40 $50 $60 $70 2011 2012 2013 2014 2015 2015 YTD 2016 YTD Net Income EPCS (Diluted) ($MM) NET INCOME & EARNINGS PER SHARE* * Note: EPS adjusted for 10% stock dividend declared July 22, 2015 and issued on August 14, 2015. PAGE 16

150.9 153.8 158.6 162.2 168.2 81.9 84.5 3.69 3.69 3.67 3.59 3.60 3.61 3.45 0.00% 1.40% 2.80% 4.20% 5.60% 7.00% $0 $44 $88 $132 $176 $220 2011 2012 2013 2014 2015 2015 YTD 2016 YTD Net Interest Income ($MM) Net Interest Margin (%) ($MM) NET INTEREST MARGIN (FTE) PAGE 17

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition PAGE 18 * Note: Equipment rental income is shown net of leased equipment depreciation.

OPERATING EXPENSES PAGE 19 133.7 136.3 136.3 136.1 140.8 67.8 70.2 64.4 63.3 62.4 60.6 60.9 59.9 60.5 0.0% 25.0% 50.0% 75.0% 100.0% $0.0 $40.0 $80.0 $120.0 $160.0 2011 2012 2013 2014 2015 2015 YTD 2016 YTD Noninterest Expense ($MM)* Efficiency (%) ($MM) * Note: Noninterest expense is shown net of leased equipment depreciation.

16.51% 15.57% 15.86% 15.89% 14.97% 14.73% 2011 2012 2013 2014 2015 2016 YTD 15.21% 14.26% 14.54% 14.57% 13.65% 13.41% 2011 2012 2013 2014 2015 2016 YTD 11.72% 11.47% 12.08% 12.16% 12.21% 11.99% 2011 2012 2013 2014 2015 2016 YTD STRONG CAPITAL POSITION PAGE 20 Total Risk Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Risk Based Ratio Tangible Common Equity / Tangible Assets 10% Well Capitalized 5% Well Capitalized 8% Well Capitalized 10.18% 10.56% 10.76% 11.15% 10.96% 10.90% 2011 2012 2013 2014 2015 2016 YTD

$14.15 $14.95 $16.38 $17.67 $18.65 $20.16 $21.49 $22.32 $10.00 $13.50 $17.00 $20.50 $24.00 $27.50 2009 2010 2011 2012 2013 2014 2015 2016 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth * Note: Adjusted for 10% stock dividend declared July 22, 2015 and issued on August 14, 2015. PAGE 21

0.482 0.509 0.527 0.536 0.555 0.582 0.600 0.618 0.645 0.671 0.540 $0.000 $0.100 $0.200 $0.300 $0.400 $0.500 $0.600 $0.700 $0.800 $0.900 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD COMMON DIVIDENDS PER SHARE* 28 YEARS OF CONSECUTIVE DIVIDEND GROWTH * Note: Adjusted for 10% stock dividend declared July 22, 2015 and issued on August 14, 2015. PAGE 22

DELIVERING RETURNS TO SHAREHOLDERS PAGE 23

DELIVERING RETURNS TO SHAREHOLDERS PAGE 24

PERFORMANCE – FINANCIAL ■ #10 of 102 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ Top 15th Percentile of Community Banks – Seifried & Brew ■ 5 Star “Superior” Rating – Bauer Financial ■ 28 years of consecutive dividend growth PAGE 25

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 28 consecutive years of dividend growth ■ Balance Sheet is asset sensitive – positioned for rising rates over time PAGE 26

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO (574) 235-2711 murphy-c@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 shorta@1stsource.com PAGE 27

APPENDIX PAGE 28

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 29

Ownership Summary Shareholder Type Shares % of Total Institutional 9,670,815 37.4% Insiders 9,036,279 35.0% Retail/Other 5,762,294 22.3% 1st Source ESOP 1,379,869 5.3% Total Shares Outstanding 25,849,257 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 2,243,201 8.7% 2 BlackRock Inc. 917,151 3.5% 3 Vanguard Group Inc. 830,974 3.2% 4 Manulife Asset Mgmt. (US) LLP 594,400 2.3% 5 AllianceBerstein L.P. 482,926 1.9% 6 Wellington Mgmt. Co. LLP 335,659 1.3% 7 State Street Corp. 272,096 1.1% 8 J.P. Morgan Alternative Asset Mgmt. Inc. 261,528 1.0% 9 FMR LLC 254,160 1.0% 10 Northern Trust Global Investments 215,193 0.8% Top 10 Institutions 6,407,288 24.8% Other 3,263,527 12.6% Total Institutional Ownership 9,670,815 37.4% Source: SNL Financial and Company filings PAGE 30

Aircraft Portfolio – Industries by NAICS As of June 30, 2016 PAGE 31 *Other includes: Mining & Utilities, Information, & Public Administration